Long Term Debt	6 Months Ended	12 Months Ended
	Dec. 31, 2025	Jun. 30, 2025
Debt Disclosure [Abstract]
Long Term Debt
9.	Long Term Debt
Long-term debt consisted of the following (in thousands):

	June 30, 2025	December 31, 2025
2025 Term Loan Facility	$—	$600,000
Revolving Facility	—	—
2023 Term Loan Facility	511,112	—
2023 Revolving Facility	—	—
Less: discount and deferred financing costs	(9,005)	(16,494)

Total debt, net of discount and deferred financing costs	502,107	583,506
Less: current portion	(5,173)	(4,500)

Long-term debt, net current portion	$496,934	$579,006

Senior Debt
On October 31, 2023, our wholly owned subsidiaries US MetalCo Holdings LLC (the “Initial Borrower”), Forgent Holdings I LLC and certain of its subsidiaries (collectively, the “Initial Credit Parties”) entered into a Credit and Guaranty Agreement (the “2023 Credit Agreement”) with the lenders party thereto and Churchill Agency Services LLC, as administrative agent and as collateral agent, pursuant to which the lenders made available to the Initial Borrower (1) initial term loans in an aggregate principal amount of $203.3 million and delayed draw term loan commitments in an aggregate amount of $55.0 million (collectively, the “2023 Term Loan Facility”) and (2) revolving credit commitments in an aggregate amount of $35.0 million (the “2023 Revolving Facility” and, together with the 2023 Term Loan Facility, collectively, the “2023 Debt Facilities”). On June 14, 2024, the Initial Credit Parties entered into an Amendment No. 1 (“Amendment No. 1”) to the 2023 Credit Agreement, pursuant to which the lenders party thereto (1) made available additional term loans under the 2023 Term Loan Facility in an aggregate principal amount of $259.0 million and (2) increased the revolving credit commitments under the 2023 Revolving Facility by an aggregate amount of $25.0 million. On September 8, 2025, the Initial Credit Parties entered into an Amendment No. 2 (“Amendment No. 2”) to the 2023 Credit Agreement, pursuant to which, among other things, (1) the interest rates applicable to the loans under the 2023 Debt Facilities were decreased, (2) our wholly owned subsidiary Forgent Power LLC (f/k/a Forgent

Intermediate IV LLC), a Delaware limited liability company (the “Parent Borrower”), and certain other of our wholly owned subsidiaries (together with the Parent Borrower and the Initial Borrower, collectively, the “Borrowers”) were added as borrowers under the 2023 Credit Agreement and (3) our wholly owned subsidiary, Forgent Intermediate III LLC (“Holdings”), and certain of wholly owned subsidiaries of the Parent Borrower were added as guarantors under the 2023 Credit Agreement. On December 19, 2025, in connection with entry into the Senior Credit Agreement (as defined below), the 2023 Debt Facilities were paid off and all commitments thereunder, and guaranties and security interests in respect thereof, were terminated.
Senior Credit Agreement
On December 19, 2025, the Borrowers entered into a senior credit agreement (the “Senior Credit Agreement”) with Holdings and certain wholly-owned U.S. subsidiaries of the Parent Borrower (collectively, with Holdings, the “Guarantors”, and the Guarantors collectively with the Borrowers, the “Loan Parties”), the lenders and issuing banks party thereto and Jefferies Finance LLC, as administrative agent and as collateral agent, consisting of (a) an initial term loan credit facility in an original principal amount equal to $600 million (the “2025 Term Loan Facility” and the loans thereunder, the “2025 Term Loans”) and (b) a revolving credit facility with commitments in an original principal amount equal to $250 million, including a $50 million sublimit for letters of credit and a $25 million sublimit for swingline loans (the “Revolving Facility” and, together with the 2025 Term Loan Facility, the “Senior Credit Facilities”). The 2025 Term Loan Facility was issued at a 1% discount, resulting in net proceeds of approximately $594 million. The 2025 Term Loan Facility matures on December 19, 2032, and the Revolving Facility matures on December 19, 2030. As of December 31, 2025, no amounts were outstanding under the Revolving Facility, and $600 million was outstanding under the 2025 Term Facility.
The obligations of the Borrowers under the Senior Credit Agreement are guaranteed by the Guarantors and are secured by first priority security interests on all or substantially all of the Loan Parties’ assets (subject to certain customary exceptions).
Interest Rate
As of December 19, 2025, the Senior Credit Facilities bore interest based on, at the option of the Parent Borrower, (1) a “base rate” (defined as the highest rate of: a) the Federal Funds Rate plus 0.5%, b) the one-month
Term SOFR, a forward-looking interest rate benchmark derived from the secured overnight financing rate as administered by the Federal Reserve Bank of New York (after giving effect to a 0.00% per annum floor), plus 1% per annum, and c) the prime rate) plus a margin of 2.25% per annum or (2) Term SOFR, subject to a 0.00% per annum floor for the applicable interest period, plus a margin of 3.25% per annum. Upon the consummation of the Public Company Transaction (as defined in the Senior Credit Agreement, and which includes the IPO), the Term SOFR margin was reduced to 3.00% per annum. The effective interest rate as of December 31, 2025 was 7.39%.
Voluntary Prepayments; Repayments of Principal
Subject to certain notice requirements, the Borrowers may voluntarily prepay outstanding loans under the Senior Credit Agreement, in whole or in part, subject to (a) customary “breakage” costs with respect to Term SOFR loans prepaid on any date other than the last day of the applicable interest period and (b) in the case of any voluntary prepayment of 2025 Term Loans on or prior to June 19, 2026 in connection with a Repricing Transaction (as defined in the Senior Credit Agreement), a premium of 1.00% of the aggregate principal amount of the 2025 Term Loans prepaid, subject to certain exclusions.
The 2025 Term Loans amortize at an annual rate of 1.00% of the original principal amount thereof, payable in quarterly installments, commencing with the installment due June 30, 2026. The 2025 Term Loans are subject to mandatory prepayments with the proceeds of certain asset sales, insurance proceeds and debt issuances, subject in the case of asset sale and insurance mandatory prepayments, to a customary reinvestment right. In addition, an annual mandatory prepayment of the 2025 Term Loans is required with a portion of the Parent Borrower’s excess cash flow, subject to a de minimis threshold and certain deductions.
Certain Covenants; Representations and Warranties
The Senior Credit Agreement contains customary affirmative covenants (including reporting obligations and transactions with affiliates) and negative covenants and requires the Parent Borrower and certain of its subsidiaries to make customary representations and warranties in connection with credit extensions under the Revolving Facility. With respect to the negative covenants, these restrictions include, among other things and subject to certain exceptions, thresholds and qualifications (certain of which are based on the Parent Borrower’s Consolidated Adjusted EBITDA (as defined in the Senior Credit Agreement)), limitations on the ability of the Parent Borrower and certain of its subsidiaries to:

•	incur or guarantee additional indebtedness;

•	create liens;

•	pay dividends or make other distributions in respect of equity of the Parent Borrower;

•	make certain prepayments in respect of certain material payment-subordinated debt;

•	enter into burdensome agreements with negative pledge clauses or restrictions on subsidiary distributions;

•	make investments, including acquisitions, loans and advances;

•	consolidate, merge, liquidate or dissolve; and

•	sell, transfer, or otherwise dispose of assets.
In addition, the Senior Credit Agreement includes a springing financial covenant for the benefit of the Revolving Facility that will be tested on the last day of any fiscal quarter only if the aggregate outstanding amount of revolving credit borrowings under the Senior Credit Agreement (excluding, for the avoidance of doubt, all undrawn letters of credit) exceeds 40% of the aggregate amount of revolving credit commitments as of the last day of any fiscal quarter, commencing (if applicable) with June 30, 2026. If such condition is met, the financial covenant requires the Parent Borrower to maintain a ratio of consolidated first lien debt to consolidated Adjusted EBITDA (as defined in the Senior Credit Agreement) no greater than 7.50 to 1.00 on the last day of such fiscal quarter.
Events of Default
The Senior Credit Agreement contains customary events of default, subject in certain circumstances to specified grace periods, thresholds and exceptions, including, among others, payment defaults, cross-defaults to certain material indebtedness, covenant defaults, material inaccuracy of representations and warranties, bankruptcy events, material judgments, material events related to the Employee Retirement Income Security Act of 1974, as amended, and change of control. If an event of default occurs, the lenders will be entitled to take various actions, including acceleration of the loans and termination of the commitments under the Senior Credit Agreement, foreclosure on collateral and all other remedial actions available to a secured creditor. Failure to pay certain amounts owing under the Senior Credit Agreement when due may result in an increased interest rate equal to 2.00% per annum plus the interest rate otherwise applicable to the relevant overdue loan or letter of credit disbursement (or, in the case of any overdue premium or fee, the interest rate otherwise applicable to revolving loans that are ABR loans).

Interest Expense
Interest expense for the three and six months ended December 31, 2024 was $13.7 million and $28.6 million, respectively, which included amortization /
write-off
of discounts and deferred financing costs of $0.6 million and $1.3 million, respectively. Interest expense for the three and six months ended December 31, 2025 was $21.0 million and $34.9 million, respectively, which included amortization /
write-off
of discounts and deferred financing costs of $10.0 million and $11.0 million, respectively.

10.	Long-Term Debt
Long-term debt consists of the following (in thousands):

	Successor
	June 30,
	2024	2025
Senior debt - initial term loan	$202,284	$200,252
Senior debt - 2024 term loan	259,000	256,410
Senior debt - delayed draw term loan	55,000	54,450
Senior debt - revolving line of credit	—	—
Less: deferred finance costs	(11,128)	(9,005)

Total debt, net of deferred financing costs	505,156	502,107
Less: current portion	(5,173)	(5,173)

Long-Term Debt, net current portion	$499,983	$496,934

Senior Debt
Forgent Holdings I LLC (“Forgent Holdings I”), parent company of US MetalCo, and subsidiaries are party to a credit agreement, as amended in June 2024 (the “Senior Debt”) under which US MetalCo and its subsidiaries are borrowers and Forgent Holdings I is a guarantor. The amended agreement provides for senior secured term loans of $203.3 million and $259.0 million, a senior secured delayed draw term loan of $
55.0
million and a senior secured revolving line of credit of $60.0 million. As of June 30, 2025, US MetalCo had $3.6 million in letters of credit outstanding and availability of $56.4 million on the line of credit. All borrowings under the credit agreement mature on October 31, 2029.
Interest Rate
The Senior Debt provides for an interest rate equal to either the Base Rate plus margin or the SOFR plus margin. The Base Rate charged is the highest rate of three defined methods as follows: 1) the rate last quoted by The Wall

Street Journal as the U.S. Prime Rate, 2) the Federal Funds Rate plus 0.5% per annum and 3) the one-month
Term SOFR (after giving effect to the floor) plus 1% per annum. The effective interest rate as of June 30, 2024 and 2025 was 11.3% and 10.8%, respectively. Interest expense for the period from Inception to June 30, 2024 and the year ended June 30, 2025 was $21.9 million and $54.8 million, respectively, which included amortization / write off of deferred financing costs of $4.2 million and $2.5 million, respectively.
Guarantees and Security
The obligations under the Senior Debt are guaranteed by Forgent Holdings I and its wholly-owned domestic subsidiaries other than certain immaterial subsidiaries and other excluded subsidiaries. The obligations under the Senior Debt are secured by a first priority security interest in substantially all of US MetalCo and the other guarantors’ existing and future property and assets, including accounts receivable, inventory, equipment, general intangibles, intellectual property, investment property, other personal property, material owned real property, cash and proceeds of the foregoing.
Amortization and Prepayments
The term loan agreements require quarterly principal payments of $1.2 million until the maturity date at which time any remaining balance is due in full. The delayed draw term loan requires quarterly payments of $0.1 million with any remaining balance due on the maturity date. The revolving line of credit includes a non-utilization
fee which requires quarterly payments on any
un-used
portion of the revolving loan equal to 0.5%, on an annual basis.
The Senior Debt provides for a mandatory prepayment up to fifty percent of excess cash flow as defined within the agreement (the “Excess Cash Flow Provision”). This prepayment is due within 15 days of the date on which the annual audited financial statements are delivered until borrowings on the Senior Debt are paid in full. The Excess Cash Flow Provision begins with the calendar year ended December 31, 2024. As of June 30, 2025, there was no payment required under the Excess Cash Flow Provision. In addition, there are other events defined in the agreement, such as asset sales and casualty events, that would trigger mandatory prepayments.
Restrictive Covenants and Other Matters
The MGM Senior Debt contains affirmative and negative covenants that are customary for financing of this type, including covenants that restrict our incurrence of indebtedness, incurrence of liens, dispositions, investments, acquisitions, restricted payments, and transactions with affiliates.
The MGM Senior Debt also includes customary events of default, including the occurrence of a change of control.
The MGM Senior Debt subjects US MetalCo to a financial covenant that limits the total net leverage ratio.
As of June 30, 2025, US MetalCo was in compliance with all required covenants.
The aggregate amounts of principal maturities on long-term debt is as follows (in thousands):

Year Ending June 30,
2026	$5,173
2027	5,173
2028	5,173
2029	5,173
2030	490,420

$511,112

States Revolving Line of Credit
States entered into credit agreement consisting of a $35.0 million revolving line of credit with a financial institution on December 13, 2024. As of June 30, 2025, there was no balance outstanding on the line of credit and the line of credit has availability of $35.0 million. The line of credit has a maturity date of December 13, 2029. The interest rate is determined based upon SOFR Rate or Base Rate plus applicable margin, as defined in the agreement.
The line of credit subjects States to financial covenants, including a minimum fixed charge coverage ratio and a maximum leverage ratio. As of June 30, 2025, States was in compliance with all required covenants.
Revolving Notes – Predecessor
In May 2013 and May 2017, MGM entered into revolving notes. The revolving notes, as amended, had availability of $4.5 million and $15.5 million and maturity dates of August 1, 2024 and June 30, 2024, respectively. The interest rate was determined based upon LIBOR plus 2.1% or the Prime Referenced Rate, as defined in the agreement (7.5% to 8.5% as of MGM Acquisition Date). The revolving notes were guaranteed by the majority shareholders. As part of the MGM Acquisition discussed in Note 3 Acquisitions, the revolving notes were paid in full.